Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-3 No. 333-284977) of Texas Instruments Incorporated,
(2)Registration Statement (Form S-8 No. 333-278949) pertaining to the Texas Instruments 2024 Long-Term Incentive Plan,
(3)Registration Statement (Form S-8 No. 333-158933) pertaining to the Texas Instruments 2009 Director Compensation Plan,
(4)Registration Statement (Form S-8 No. 333-158934) pertaining to the Texas Instruments 2009 Long-Term Incentive Plan,
(5)Registration Statement (Form S-8 No. 033-42172) pertaining to the TI EMPLOYEES UNIVERSAL PROFIT SHARING PLAN,
(6)Registration Statement (Form S-8 No. 033-54615) pertaining to the TI EMPLOYEES UNIVERSAL PROFIT SHARING PLAN,
(7)Registration Statement (Form S-8 No. 033-61154) pertaining to the TEXAS INSTRUMENTS LONG-TERM INCENTIVE PLAN,
(8)Registration Statement (Form S-8 No. 333-41913) pertaining to the TI U.S. EMPLOYEES RETIREMENT AND PROFIT SHARING PLAN,
(9)Registration Statement (Form S-8 No. 333-41919) pertaining to the TEXAS INSTRUMENTS DIRECTORS DEFERRED COMPENSATION PLAN,
(10)Registration Statement (Form S-8 No. 333-31321, as amended) pertaining to the TEXAS INSTRUMENTS RESTRICTED STOCK UNIT PLAN FOR DIRECTORS AND TEXAS INSTRUMENTS STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS,
(11)Registration Statement (Form S-8 No. 333-31323) pertaining to the TEXAS INSTRUMENTS LONG-TERM INCENTIVE PLAN,
(12)Registration Statement (Form S-8 No. 333-48389) pertaining to the TI BENEFIT RESTORATION AND DEFERRED COMPENSATION PLAN,
(13)Registration Statement (Form S-8 No. 333-44662) pertaining to the TEXAS INSTRUMENTS 2000 LONG-TERM INCENTIVE PLAN and BURR-BROWN CORPORATION 1993 STOCK INCENTIVE PLAN,
(14)Registration Statement (Form S-8 No. 333-103574) pertaining to the TI EMPLOYEES 2002 STOCK PURCHASE PLAN,
(15)Registration Statement (Form S-8 No. 333-107759) pertaining to the TEXAS INSTRUMENTS 2003 LONG-TERM INCENTIVE PLAN,
(16)Registration Statement (Form S-8 No. 333-107760) pertaining to the Radia Communications, Inc. 2000 Stock Option/Stock Issuance Plan,
(17)Registration Statement (Form S-8 No. 333-107761) pertaining to the TEXAS INSTRUMENTS 2003 DIRECTOR COMPENSATION PLAN,
(18)Registration Statement (Form S-8 No. 333-127021) pertaining to the TI EMPLOYEES 2005 STOCK PURCHASE PLAN,
(19)Registration Statement (Form S-8 No. 333-177235) pertaining to the National Semiconductor Corporation 2009 Incentive Award Plan,
(20)Registration Statement (Form S-8 No. 333-195692) pertaining to the TI Employees 2014 Stock Purchase Plan,
(21)Registration Statement (Form S-8 No. 333-211111) pertaining to the Texas Instruments 2009 Long-Term Incentive Plan,
(22)Registration Statement (Form S-8 No. 333-224639) pertaining to the Texas Instruments 2018 Director Compensation Plan,
(23)Registration Statement (Form S-4 No. 333-89433, as amended),

(24)Registration Statement (Form S-4 No. 333-89097),
(25)Registration Statement (Form S-4 No. 333-87199),
(26)Registration Statement (Form S-4 No. 333-80157, as amended), and
(27)Registration Statement (Form S-4 No. 333-41030, as amended);

of our reports dated February 6, 2026, with respect to the consolidated financial statements of Texas Instruments Incorporated, and the effectiveness of internal control over financial reporting of Texas Instruments Incorporated, included in this Annual Report (Form 10-K) of Texas Instruments Incorporated for the year ended December 31, 2025.

/S/ ERNST & YOUNG LLP
ERNST & YOUNG LLP
Dallas, Texas
February 6, 2026